CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/28/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Zipcode Request Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 5.0% of the mortgage loans do not provide for any payments of principal in the five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	433
Total Outstanding Loan Balance	$34,422,257*	Min	Max
Average Loan Current Balance	$79,497	$9,994	$427,241
Weighted Average Original LTV	84.7%**
Weighted Average Coupon	7.78%	5.10%	13.09%
Arm Weighted Average Coupon	7.56%
Fixed Weighted Average Coupon	8.35%
Weighted Average Margin	6.45%	3.60%	10.85%
Weighted Average FICO (Non-Zero)	615
Weighted Average Age (Months)	4
% First Liens	97.9%
% Second Liens	2.1%
% Arms	71.7%
% Fixed	28.3%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$34,450,000] of the total [$800,000,100] deal collateral is expected to be on homes in the ZIP codes provided to CSFB.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	3	306,820	0.9	5.28	80	664
5.51 - 6.00	8	895,815	2.6	5.84	79.2	637
6.01 - 6.50	36	3,459,632	10.1	6.31	79	634
6.51 - 7.00	59	5,490,457	16	6.81	79.5	624
7.01 - 7.50	58	4,906,805	14.3	7.27	83.4	620
7.51 - 8.00	77	6,350,722	18.4	7.77	86.6	618
8.01 - 8.50	60	4,938,580	14.3	8.3	89.6	622
8.51 - 9.00	51	4,065,505	11.8	8.77	88.1	602
9.01 - 9.50	22	1,654,736	4.8	9.21	88.8	583
9.51 - 10.00	17	946,238	2.7	9.82	86.1	588
10.01 - 10.50	9	354,452	1	10.33	82.8	577
10.51 - 11.00	14	568,354	1.7	10.83	87	547
11.01 - 11.50	1	15,610	0	11.38	90	563
11.51 - 12.00	11	221,449	0.6	11.79	92.2	561
12.01 - 12.50	6	211,698	0.6	12.25	88.2	566
13.01 - 13.50	1	35,383	0.1	13.09	42.2	491
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
426 - 450	1	56,409	0.2	10.7	85	442
451 - 475	1	89,244	0.3	10.99	90	474
476 - 500	3	176,587	0.5	11.27	74.5	494
501 - 525	8	814,516	2.4	9.16	76.5	517
526 - 550	19	1,312,090	3.8	8.48	81.2	541
551 - 575	50	3,201,063	9.3	8.26	82.2	564
576 - 600	101	8,484,782	24.6	7.96	85.1	587
601 - 625	84	7,643,264	22.2	7.53	85	614
626 - 650	64	5,116,788	14.9	7.42	84.6	636
651 - 675	40	3,060,494	8.9	7.3	84	660
676 - 700	37	2,664,482	7.7	7.77	89.4	686
701 - 725	8	669,464	1.9	7.12	86.1	714
726 - 750	10	701,424	2	7.27	85.6	735
751 - 775	2	139,921	0.4	6.87	84	762
776 - 800	5	291,729	0.8	8.41	92.7	781
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	86	2,861,240	8.3	8.8	82.4	602
50,001 - 100,000	244	17,031,890	49.5	7.82	84.1	620
100,001 - 150,000	80	9,686,166	28.1	7.54	85.3	612
150,001 - 200,000	15	2,514,317	7.3	7.52	89.1	617
200,001 - 250,000	3	713,831	2.1	7.92	83.2	582
250,001 - 300,000	3	828,193	2.4	7.31	85.1	606
350,001 - 400,000	1	359,378	1	6.75	65.5	619
400,001 - 450,000	1	427,241	1.2	8.5	100	676
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	3	135,142	0.4	9.35	44.5	542
50.001 - 55.000	2	84,825	0.2	6.85	52.8	608
55.001 - 60.000	3	172,554	0.5	7.16	58.9	631
60.001 - 65.000	6	427,851	1.2	7.51	63	581
65.001 - 70.000	15	1,399,770	4.1	7.53	67.5	590
70.001 - 75.000	28	1,730,722	5	8.39	74	586
75.001 - 80.000	149	12,720,936	37	7.11	79.9	620
80.001 - 85.000	41	3,477,349	10.1	7.96	84.6	609
85.001 - 90.000	98	8,076,460	23.5	8.13	89.9	615
90.001 - 95.000	23	2,225,180	6.5	8.14	94.9	630
95.001 - 100.000	65	3,971,468	11.5	8.73	99.9	628
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	88	5,372,175	15.6	8.08	84.5	608
1.00	9	727,747	2.1	8.24	87.9	639
2.00	201	17,930,184	52.1	7.55	85.4	618
2.50	1	158,227	0.5	9.22	90	576
3.00	131	10,088,519	29.3	7.96	83.3	615
5.00	3	145,405	0.4	9.8	72.5	544
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	323	25,056,482	72.8	7.7	85.2	610
Reduced	78	6,201,804	18	8.2	82.4	624
No Income/ No Asset	1	58,265	0.2	7.35	80	627
Stated Income / Stated Assets	31	3,105,706	9	7.61	84.9	645
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	353	29,682,435	86.2	7.71	84.7	610
Second Home	1	51,331	0.1	7.35	70	655
Investor	79	4,688,490	13.6	8.23	84.4	647
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Ohio	169	14,368,603	41.7	7.65	84.7	609
Michigan	78	5,886,254	17.1	7.95	83.5	616
Indiana	58	3,779,557	11	7.85	86.4	643
Tennessee	39	3,215,370	9.3	7.61	84.7	629
North Carolina	25	2,503,107	7.3	7.91	81.5	594
South Carolina	15	1,320,482	3.8	7.55	85.2	629
Pennsylvania	12	908,075	2.6	7.68	90.1	612
New York	11	616,249	1.8	8.43	81.6	600
Florida	5	420,888	1.2	8.78	89	582
Mississippi	7	418,325	1.2	8.26	86.1	621
Texas	4	369,635	1.1	7.18	84.3	644
Alabama	3	257,291	0.7	8.64	86.3	637
Arkansas	3	204,418	0.6	8.63	88.7	559
Iowa	3	117,638	0.3	7.8	81.1	598
West Virginia	1	36,366	0.1	12.25	90	592
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	218	16,293,236	47.3	7.84	86.1	627
Refinance - Rate Term	27	2,835,544	8.2	7.26	83.7	614
Refinance - Cashout	188	15,293,477	44.4	7.83	83.3	603
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	257	23,721,862	68.9	7.57	85.1	614
Arm 3/27	13	950,708	2.8	7.31	83.2	644
Fixed - Balloon 15/30	20	743,822	2.2	10.75	88.7	572
Fixed Rate	143	9,005,866	26.2	8.15	83.3	620
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	393	31,378,768	91.2	7.78	84.8	614
2 Family	27	1,935,732	5.6	7.86	80.7	631
PUD	5	593,853	1.7	7.83	89.8	624
Condo	5	352,252	1	7.88	83.2	630
3-4 Family	3	161,651	0.5	7.81	81.6	666
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	2	186,132	0.8	5.6	80	651
4.01 - 4.50	5	455,949	1.8	5.85	80.3	664
4.51 - 5.00	7	755,951	3.1	6.04	80	635
5.01 - 5.50	24	2,612,137	10.6	6.35	80	638
5.51 - 6.00	58	5,112,323	20.7	7.13	81.6	625
6.01 - 6.50	45	3,785,203	15.3	7.43	84.9	608
6.51 - 7.00	58	5,656,033	22.9	7.89	86.8	605
7.01 - 7.50	38	3,375,036	13.7	8.31	89.9	615
7.51 - 8.00	18	1,562,027	6.3	8.63	90.7	597
8.01 - 8.50	8	684,599	2.8	8.98	93.2	588
8.51 - 9.00	4	262,136	1.1	9.41	82.8	587
9.01 - 9.50	1	72,935	0.3	10	66.4	585
9.51 - 10.00	1	116,123	0.5	10.95	75	530
10.51 >=	1	35,987	0.1	10.85	80	579
Total:	270	24,672,569	100	7.56	85	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	29,196	0.1	9.77	80	616
4 - 6	1	29,893	0.1	11.8	80	655
16 - 18	1	51,987	0.2	7.75	95	703
19 - 21	47	3,689,780	15	7.48	82.3	619
22 - 24	207	19,921,006	80.7	7.58	85.6	613
31 - 33	6	492,676	2	6.71	81.9	656
34 - 36	7	458,032	1.9	7.94	84.6	632
Total:	270	24,672,569	100	7.56	85	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	3	306,820	1.2	5.28	80	664
11.51 - 12.00	7	1,022,835	4.1	6.13	74.2	637
12.01 - 12.50	25	2,601,704	10.5	6.29	80	635
12.51 - 13.00	30	3,162,467	12.8	6.77	81.4	616
13.01 - 13.50	33	2,870,406	11.6	7.15	85	612
13.51 - 14.00	58	4,956,039	20.1	7.56	86.2	612
14.01 - 14.50	51	4,414,679	17.9	8.08	89.2	624
14.51 - 15.00	30	2,453,338	9.9	8.43	88.2	611
15.01 - 15.50	10	849,354	3.4	8.92	88.5	589
15.51 - 16.00	10	802,101	3.3	8.94	86.1	584
16.01 - 16.50	7	770,085	3.1	9.15	89	579
16.51 - 17.00	5	432,848	1.8	10.21	81.2	567
18.01 >=	1	29,893	0.1	11.8	80	655
Total:	270	24,672,569	100	7.56	85	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	2	133,203	0.5	5.35	74.7	679
4.51 - 5.50	12	1,510,857	6.1	6.23	80.5	642
5.51 - 6.00	21	2,428,110	9.8	6.62	78	625
6.01 - 6.50	44	3,522,892	14.3	6.73	82.5	626
6.51 - 7.00	58	5,398,608	21.9	7.34	84.6	609
7.01 - 7.50	39	3,713,540	15.1	7.79	88.2	622
7.51 - 8.00	29	2,711,557	11	7.95	88.1	615
8.01 - 8.50	25	1,847,628	7.5	8.31	88.3	616
8.51 - 9.00	19	1,594,598	6.5	8.75	88.2	592
9.01 - 9.50	12	1,220,079	4.9	9.19	90.9	582
9.51 - 10.00	6	409,495	1.7	9.85	84.5	582
10.51 - 11.00	2	152,110	0.6	10.93	76.2	542
11.51 - 12.00	1	29,893	0.1	11.8	80	655
Total:	270	24,672,569	100	7.56	85	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	1	81,303	0.3	8.57	89.1	594
2.00	59	4,404,053	17.8	7.4	81.2	631
3.00	210	20,187,213	81.8	7.59	85.9	612
Total:	270	24,672,569	100	7.56	85	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	250	22,616,648	91.7	7.47	84.8	617
1.50	19	1,898,329	7.7	8.58	87.2	592
2.00	1	157,592	0.6	7.89	95	690
Total:	270	24,672,569	100	7.56	85	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	419	32,708,878	95	7.84	84.9	614
60	13	1,535,379	4.5	6.64	80.2	644
120	1	178,000	0.5	6.88	80	599
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
1 - 5	1	51,331	0.1	7.35	70	655
6 – 10	4	284,600	0.8	7.94	80	634
11 - 15	8	497,009	1.4	7.67	82.1	631
16 - 20	14	893,765	2.6	8.29	82.4	623
21 - 25	25	2,012,926	5.8	7.54	84.5	625
26 - 30	31	2,149,115	6.2	7.55	82.7	640
31 - 35	39	2,988,049	8.7	7.44	81.2	619
36 - 40	81	6,046,752	17.6	7.94	85.7	624
41 - 45	93	7,748,921	22.5	7.78	85.6	613
46 - 50	132	11,197,884	32.5	7.87	85.1	605
51 - 55	5	551,904	1.6	7.2	85.3	582
Total:	433	34,422,257	100	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation